SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of  earliest event reported):  February 11, 2004

Medtronic, Inc.

(Exact name of Registrant  as Specified in its Charter)

Minnesota

(State or Other  Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway

Minneapolis,  Minnesota  55432

(Address of Principal  Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone  number, including area code)

Not  Applicable

(Former Name or Former  Address, if Changed Since Last Report)

Item 7.                                   Financial  Statements and Exhibits.

(a)                                  Financial statements:   None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

Exhibit  99.1                                 Press release dated February 11, 2004.

Item 12. Results of Operations and Financial Condition.

On February 11, 2004, Medtronic, Inc. issued a press release announcing its third quarter financial results for fiscal 2004. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

MEDTRONIC, INC.

	By	/s/ Richard F. Hamm, Jr.
Date: February 11, 2004		Richard F. Hamm, Jr.
Vice President and Deputy General Counsel

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated February 11, 2004